UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141010	20-4947667
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

996 190th Avenue
Woodstock, Minnesota	56186
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

JUHL WIND, INC.

May 8, 2009

TABLE OF CONTENTS

Introduction

On November 4, 2008, the Company filed a Current Report on Form 8-K describing, in Item 1.01 thereof, the Company’s entry into a material definitive agreement on October 31, 2008, with Next Generation Power Systems, Inc., a South Dakota corporation (“NextGen”).  This Amendment No. 1 to the Current Report on Form 8-K is being filed to add Item 2.01 and Item 9.01 because of financial information identified during the first quarter of 2009 in our post-closing review of operations of NextGen as more fully described below.

Further, unless the context otherwise requires, “we,” “our,” “us” and similar expressions refer to: (a) at all times, Juhl Wind, Inc., a Delaware corporation (formerly MH & SC Incorporated); (b) Juhl Energy Development, Inc., a Minnesota corporation (“Juhl Energy”), and DanMar and Associates, Inc., a Minnesota corporation (“DanMar”), separately prior to our share exchange transaction on June 24, 2008 (in which Juhl Energy and DanMar became wholly-owned subsidiaries of Juhl Wind); or (c) NextGen, which we acquired separately on October 31, 2008 and which  is now our wholly-owned subsidiary.

Item 1.01                                Entry into a Material Definitive Agreement

On October 31, 2008, we acquired all of the issued and outstanding shares of common stock of NextGen in exchange for an aggregate purchase price of $322,500 (the “Purchase Price”) payable by delivery of an aggregate of 92,143 unregistered shares of our common stock allocated among certain of the NextGen selling shareholders (excluding Dan Juhl).  The Purchase Price included contribution of $100,000 of notes payable to certain NextGen selling shareholders (the “Shareholder Notes”) to equity.  The transaction is referred to in this current report as the “purchase transaction”. The purchase transaction also included our purchase of land and a commercial building located at 1502 17th Street SE, Pipestone, Minnesota 56164 (the “Real Estate”) for a purchase price of $144,000 payable by delivery of an aggregate of 41,070 unregistered shares of our common stock allocated among certain individuals (who were also the NextGen selling shareholders, excluding Dan Juhl).  The purchase transaction also included assumption of certain liabilities of NextGen including a note payable to First Farmers & Merchants National Bank (the “Merchants Note”).

The purchase transaction was consummated pursuant to a Stock Purchase Agreement, dated October 31, 2008, between us, NextGen and the NextGen Selling Shareholders, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed on November 4, 2008, and a Sales-Purchase Agreement, dated October 31, 2008, between us and individuals (who are also the NextGen selling shareholders), which is Exhibit 2.2 to the Current Report on Form 8-K filed on November 4, 2008.

The Purchase Transaction

General

At the closing of the purchase transaction involving the exchange of all of the outstanding shares of common stock of NextGen, certain shareholders of NextGen received unregistered shares of our common stock and, with respect to certain NextGen shareholders, the contribution to equity of their shareholder notes payable to them.  Certain individuals (who were also the selling shareholders) also received unregistered shares of our common stock in payment for our purchase of the Real Estate, and we assumed certain liabilities of NextGen including the Merchants Note.  As a result, at the closing of the purchase transaction, we (i) assumed the liabilities of NextGen, including the Merchants Note,  but excluding the Shareholder Notes; (ii) issued an aggregate of 92,143 unregistered shares of our common stock (the “Stock Consideration”) to certain of the NextGen selling shareholders in exchange for their shares of NextGen; and (iii) issued an aggregate of 41,070 unregistered shares of our common stock to certain individuals (who were also the selling shareholders) for purchase of the Real Estate.  Such issuance represents less than 1% of our outstanding shares of common stock, inclusive of 5,160,000 shares of common stock issuable upon the conversion of our outstanding series A convertible preferred stock.  Further, as a portion of this transaction, and in consideration of the Stock Consideration, the shareholders of NextGen agreed to release NextGen from its obligations under the Shareholder Notes and such note is deemed contributed to equity and of no further force or effect.  The consideration paid in the purchase transaction was determined as a result of arms-length negotiations between us, NextGen and the NextGen selling shareholders.

Dan Juhl, our Chairman and Chief Executive Officer, was a NextGen selling shareholder, and his shares were included with no current additional cash or stock outlay by us.  Mr. Juhl was not involved in the negotiation of the transaction and did not participate as a director in our approval of the transaction.

Changes Resulting from the Purchase Transaction

NextGen is in the business of renewable energy design and advanced conservation technologies focused on small business and consumer-owned wind turbine and solar systems.  NextGen’s business is being integrated into our wind energy company and is our wholly-owned subsidiary.

The disclosure set forth under Item 2.01 of this current report is incorporated herein in its entirety by reference.

 Item 2.01                      Completion of Acquisition or Disposition of Assets

Information concerning the principal terms of the purchase transaction and our business is set forth below.

The Purchase Transaction

On October 31, 2008, we acquired all of the issued and outstanding shares of common stock of NextGen in exchange for the Purchase Price payable by delivery of an aggregate of 92,143 unregistered shares of our common stock allocated among certain of the NextGen selling shareholders.  The Purchase Price included the contribution of the $100,000 of Shareholder Notes to equity.  The transaction is referred to in this current report as the purchase transaction. The purchase transaction also included our purchase of the Real Estate for a purchase price of $144,000 payable by delivery of an aggregate of 41,070 unregistered shares of our common stock allocated among certain individuals (who are also the NextGen selling shareholders).  The purchase transaction also included assumption of certain liabilities of NextGen including the Merchants Note but excluding the Shareholder Notes.

Description of Our Company and NextGen

We were incorporated in Delaware on January 30, 2006 and have conducted a wind energy business since our exchange transaction with Juhl Energy Development, Inc. and DanMar and Associates, Inc. on June 24, 2008.  We are a publicly-reporting and trading company as a result of the filing of our registration statement with the U. S. Securities and Exchange Commission on March 1, 2007.

NextGen was formed as a South Dakota corporation on October 25, 2004.  NextGen had 2,000,000 authorized shares of common stock, of which 938,750 held by the six selling shareholders were issued and outstanding.  NextGen is located at 1502 17th Street SE, Pipestone, MN 56164, and its telephone number is (507) 562-8090.

Since the closing of the purchase transaction, we have been integrating NextGen into our wind energy company, and NextGen is being operated as our wholly-owned subsidiary.

Characterization of Acquisition of NextGen

On November 4, 2008, the Company filed a Current Report on Form 8-K describing in Item 1.01 thereof the Company’s entry into a material definitive agreement with NextGen on October 31, 2008.  At that time, the Company did not deem the transaction to constitute the acquisition of a significant amount of assets reportable under Item 2.01 of Form 8-K because financial information presented at the time of the transaction did not indicate that the Company’s investment in NextGen would meet the conditions of a significant subsidiary specified in item 210.8-04 of regulation S-X.  Consequently, no financial statements were presented in Item 9.01 of the Current Report because the acquisition was not reported under Item 2.01.

During the first quarter of 2009 in our post-closing review of operations of NextGen, financial information was identified upon which basis the Company now deems the acquisition of NextGen to be a significant acquisition of assets as defined in 17 CFR 210.11-.01(b) whereby the Company’s equity in the income from continuing operations before income taxes of NextGen to the consolidated net income of Juhl for the most recently completed fiscal year exceeded 40%.

As the acquisition constitutes a significant amount of assets, the Company is amending its Current Report on Form 8-K filed on November 4, 2008, to include description of the NextGen transaction in Item 2.01 hereof.  Since the transaction is reportable under Item 2.01, the Company is presenting financial statements and pro forma information under Item 9.01 hereof.

Business

Overview of Our Business

Juhl Wind provides development, management and consulting services to wind farm projects throughout the Midwestern U.S. and also sells consumer-owned renewable energy products such as remanufactured small wind turbines and solar systems.

We are engaged in the development of a type of wind power in various small communities in the Midwestern United States and Canada that has been labeled “community wind power.” Our ultimate goal is to build medium to large-scale wind farms jointly owned by local communities, farm owners and our company. The wind farms are connected to the general utility electric grid to produce clean, environmentally-sound wind power for use by the electric power industry.

The Company’s involvement in the sale of consumer-owned renewable energy products commenced in November 2008 as a result of the acquisition of NextGen.  Prior to the acquisition, Dan Juhl had been a controlling shareholder in NextGen since it was organized in 2004.  The NextGen business restores small wind turbines in the 30 KW class for sale to consumers for on-site electricity generation.  NextGen also provides solar-powered systems that allow small businesses and consumers to generate or store electrical power for on-site use or emergency backup.

Business of NextGen

NextGen is a company which provides renewable energy systems and specializes in advanced conservation technologies focused on smaller scale wind turbine and solar systems.  Production, management and conservation of energy are NextGen's main focus.

NextGen has extensive experience with a wide variety of energy saving and environmentally sound production systems such as small wind, solar, back-up power, and stand alone power systems.  Its diverse experience enables it to assist the energy consumer with methods of controlling and in some cases eliminating their ever burdensome energy costs.  NextGen supports a transition to a sustainable energy economy which relies on clean, renewable resources to satisfy societal needs.  NextGen can present the energy consumer with modern options in terms of cost effectiveness, performance, and reliability.

NextGen focuses on energy consumers throughout the Great Plains region. Through thorough analysis NextGen can examine the energy requirements and implement the appropriate technology to meet the needs of the energy consumer.  In addition to site analysis, NextGen markets and installs energy-saving products, performs system repairs and scheduled maintenance.

NextGen has developed a SolarBank™ System which is designed to give businesses and homeowners the ability to store up to 72 hours of emergency power in the event of a power failure. This back-up power system works automatically and instantaneously.   When a power outage occurs, the control relay station automatically taps into the energy reserve stored by the SolarBank™ System and can run several loads for 24-72 hours. Solar modules are designed to convert sunlight into electricity at the highest possible efficiency and are used to charge storage batteries to provide power for remote homes, recreational vehicles, boats, telecommunications systems and other consumer and commercial applications.

To protect the cells from the most severe environmental conditions, the solar modules are encapsulated between a tempered glass cover and polymer film with a weather resistant back sheet. The entire laminate is installed in an anodized aluminum frame for structural strength and ease of installation.

NextGen has developed a wind and solar hybrid electric system which supplies all the power for the office and shop facility of our wholly-owned subsidiary, DanMar, in Woodstock, MN.  This hybrid unit could also be used to produce most (if not all) the electricity needed by an individual residence. It has three primary components: electric generators; battery storage; and the inverter/battery charger.

Corporate Information and History

Our company was formed as a Delaware corporation in January 2006 as Help-U-Drive Incorporated for the purpose of developing a business to assist impaired drivers. Upon further investigation, we decided that this was not a business opportunity we wanted to pursue due to potential liability and other reasons. In October 2006, we acquired My Health and Safety Supply Company, LLC, an Indiana limited liability company, pursuant to a plan of exchange with the holders of 100% of the outstanding membership interests of My Health & Safety Supply Company, LLC. We changed our name to MH & SC, Incorporated in September 2006. My Health & Safety Supply Company, LLC became our wholly-owned subsidiary and began developing its business to market a variety of health and safety products on the Internet. This business was sold simultaneously with the exchange transaction described below since it was incidental to our new wind energy business. In March 2007, we filed a registration statement with the SEC, which became effective in December 2007, and we became a publicly-reporting and trading company.

On June 24, 2008, we entered into a Securities Exchange Agreement with Juhl Energy and DanMar and, for certain limited purposes, their respective stockholders. On June 24, 2008, the exchange transaction provided for in the Securities Exchange Agreement was completed and Juhl Energy and DanMar became our wholly-owned subsidiaries. DanMar and Juhl Energy were formed as Minnesota corporations in October 2001 and September 2007, respectively, and have been in the wind energy business since formation.

 On October 31, 2008, we acquired all of the outstanding shares of common stock of NextGen in exchange for an aggregate purchase price of $322,500 payable by delivery of an aggregate of 92,143 unregistered shares of our common stock allocated among certain of the NextGen selling shareholders. The purchase transaction included assumption of certain liabilities of NextGen including a bank promissory note but excluded the Shareholder Notes, which the shareholders of NextGen agreed to contribute to equity.  Simultaneously with the acquisition of NextGen, the Company also purchased land and a commercial building and associated land located in Pipestone, Minnesota from the individual owners of NextGen. The Company issued 41,070 unregistered shares of common stock to those individuals (who were also the NextGen selling shareholders) for the purchase of the land and building. The 41,070 shares issued to the individual NextGen shareholders were valued at $3.50 per share at the date of agreement, or $144,000.  The acquisition was accounted for at fair value of the land and building on the date of purchase which totaled $173,055. NextGen is now our wholly-owned subsidiary and focuses on consumer-based renewable energy design and advanced conservation technologies related to consumer-owned renewable energy systems such as small scale wind turbines and solar arrays.

Company Structure

As a result of the exchange transaction, Juhl Energy and DanMar are our wholly-owned subsidiaries. Juhl Energy and DanMar have primarily been involved in providing development, management and consulting services to various wind farm projects throughout the Midwest. DanMar was incorporated in October 2001 and is located in Woodstock, Minnesota. In September 2007, DanMar assigned certain development and management business to a newly-formed corporation, Juhl Energy.

Juhl Energy also has a subsidiary, Community Wind Development Group LLC, which was a predecessor to Juhl Energy in the nature of the work provided, but which had more than one owner. Upon formation of Juhl Energy, it was determined to be in the best interests of Juhl Energy to acquire ownership in Community Wind Development, so the other owners’ equity interests were acquired by Juhl Energy on January 1, 2008. The operations of Community Wind Development have been included in Juhl Energy since the acquisition date.

Historically, DanMar and Juhl Energy have both engaged in similar development, management and consulting projects. It is our intention that prospectively, the companies will perform separate functions. DanMar will engage in purely consultative projects, offering solely advice on projects being developed by the owners of the projects or other third parties. Juhl Energy will engage in development and construction projects where Juhl Energy will, in many cases, oversee the entire development of wind farms.

In October 2008, we acquired NextGen, which is now our wholly-owned subsidiary. NextGen focuses on renewable energy design and advanced conservation technologies related to consumer-owned renewable energy systems such as wind turbines.

Item 3.02                      Unregistered Sales of Equity Securities

On October 31, 2008, at the closing of the purchase transaction, we issued an aggregate of 133,213 shares of our common stock to the selling shareholders of NextGen as a portion of the consideration for the purchase transaction and for our purchase of the Real Estate. The shares of our common stock issued to NextGen selling shareholders in connection with the purchase transaction and our purchase of the Real Estate were not registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state.  Such shares were exempt from registration under Section 4(2) of the Securities Act as a sale by an issuer not involving a public offering and under Regulation D promulgated pursuant to the Securities Act and corresponding provisions of state securities laws which exempt transactions by an issuer not involving any public offering.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements, and certificates evidencing such shares contain a legend stating the same.

Item 9.01                      Financial Statements and Exhibits

 (a) Financial Statements of Business Acquired.

The audited financial statements of NextGen for the years ended December 31, 2007 and 2006 and  the unaudited financial statements for the three months and nine months ended September 30, 2008 and 2007 are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively, to this current report.

(b) Pro Forma Financial Information.

Our unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 and statement of operations for the nine months ended September 30, 2008 and the pro forrma condensed statement of operations for the year ended December 31, 2007 are incorporated herein by reference to Exhibit 99.3 to this report and are based on the historical financial statements of Juhl Wind (including its subsidiaries, Juhl Energy and DanMar) and NextGen after giving effect to the purchase transaction. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 is presented to give effect to the exchange transaction as if it occurred on September 30, 2008. The unaudited pro forma condensed consolidated statement of operations of NextGen and Juhl Wind for the nine months ended September 30, 2008 and the year ended December 31, 2007 are presented as if the acquisition had taken place on January 1, 2007.

In accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements, Juhl Wind, Inc. is considered the acquirer for accounting purposes.

Reclassifications have been made to the NextGen’s historical financial statements to conform to Juhl Wind’s historical financial statement presentation.

The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of our consolidated results of operations or financial condition that would have been reported had the purchase transaction been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of our company.

(c)           Exhibits.

The financial statements, pro forma financial information and exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated October 31, 2008, between Juhl Wind, Inc., Next Generation Power Systems, Inc. and the selling shareholders of Next Generation Power Systems, Inc.[1]

2.2	Sales-Purchase Agreement dated October 31, 2008 between Juhl Wind, Inc. and six individuals who are also the selling shareholders of Next Generation Power Systems, Inc.[1]

99.1	Audited Financial Statements of Next Generation Power Systems, Inc. for the years ended December 31, 2007 and 2006

99.2	Unaudited Financial Statements of Next Generation Power Systems, Inc. for the three months and nine months ended September 30, 2008 and 2007

99.3
Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2008 and Pro Forma Condensed Consolidated Statement of Operations for  the year ended December 31, 2007

1Incorporated by reference to the exhibits included with our Current Report on Form 8-K dated October 31, 2008, and filed with the U. S. Securities and Exchange Commission on November 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2009	JUHL WIND, INC.

	By:	/s/ John Mitola
John Mitola
President